240 100 50 92 104 112 147 175 198 198 210 217 216 211 181 188 190 19 1 Investor Presentation February 2016 Update layout Hotel Commonwealth KIM Canary Santa Barbara KIM RiverPlace KIM Palomar Philadelphia

240 100 50 92 104 112 147 175 198 198 210 217 216 211 181 188 190 19 2 Forward-Looking Statements; Non-GAAP Financial Measures This presentation has been prepared by Xenia Hotels & Resorts, Inc. (the “Company” or “Xenia”) solely for informational purposes. This presentation contains, and our responses to various questions from investors may include, “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include statements about our plans, strategies and financial performance, the amount and timing of future cash distributions, our lodging portfolio, and our prospects and future events. Such statements involve known and unknown risks that are difficult to predict. As a result, our actual financial results, performance, achievements or prospects may differ materially from those expressed or implied by these forward-looking statements. In some cases, you can identify forward-looking statements by the use of words such as “may,” “could,” “expect,” “intend,” “plan,” “seek,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “continue,” “likely,” “will,” “would,” “illustrative,” “forecasts,” “guidance,” “project” and variations of these terms and similar expressions, or the negative of these terms or similar expressions. Such forward- looking statements are necessarily based upon estimates and assumptions that, while considered reasonable by the Company and its management based on their knowledge and understanding of the business and industry, are inherently uncertain. These statements are not guarantees of future performance, and stockholders should not place undue reliance on forward-looking statements. Actual results may differ materially from those expressed or forecasted in the forward-looking statements due to a variety of risks, uncertainties and other factors, including but not limited to the factors listed and described under “Risk Factors” in the Company’s most recent Annual Report on Form 10-K, as updated by any subsequent Quarterly Report on Form 10-Q, in each case as filed with the U.S. Securities and Exchange Commission (“SEC”). These factors are not necessarily all of the important factors that could cause our actual financial results, performance, achievements or prospects to differ materially from those expressed in or implied by any of our forward-looking statements. Other unknown or unpredictable factors also could harm our results. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements set forth above. Forward-looking statements speak only as of the date they are made, and we do not undertake or assume any obligation to update publicly any of these forward-looking statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward-looking statements, except to the extent required by applicable laws. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements. On February 3, 2015, Xenia was spun off from InvenTrust Properties Corp. (“InvenTrust”). Prior to the separation, the Company effectuated certain reorganization transactions which were designed to consolidate the ownership of its hotels into its operating partnership, consolidate its TRS lessees in its TRS, facilitate its separation from InvenTrust, and enable the Company to qualify as a REIT for federal income tax purposes. Unless otherwise indicated or the context otherwise requires, all financial and operating data herein reflect the operations of the Company after giving effect to the reorganization transactions, the disposition of other hotels previously owned by the Company, and the spin-off. Xenia Hotels & Resorts® and related trademarks, trade names and service marks of Xenia appearing in this presentation are the property of Xenia. Unless otherwise noted, all other trademarks, trade names or service marks appearing in this presentation are the property of their respective owners, including but not limited to Marriott International, Inc., Hilton Worldwide Holdings Inc., Hyatt Hotels Corporation, Kimpton, Aston, Loews, Fairmont and Starwood Hotels and Resorts Worldwide, Inc., or their respective parents, subsidiaries or affiliates. None of the owners of these trademarks, their respective parents, subsidiaries or affiliates or any of their respective officers, directors, members, managers, shareholders, owners, agents or employees, has any responsibility for the creation or contents of this presentation. This document is not an offer to buy or the solicitation of an offer to sell any securities of the Company.

240 100 50 92 104 112 147 175 198 198 210 217 216 211 181 188 190 19 3 Overview of Xenia Note: All data as of 2/23/2016 (48 wholly owned, 2 majority owned), unless otherwise noted (1) As defined by STR (2) Includes Hotel Commonwealth, which is classified as Independent by STR (3) Full year 2015, as of 12/31/2015; calculated using sold rooms (4) As defined in line of credit agreement (5) Calculated using share price as of 2/19/2016  National platform of high quality assets primarily focused on the Top 25 Markets1 and key leisure destinations in the U.S.  Invest in premium full service, lifestyle and urban upscale assets  Unique market and asset type investment strategy drives growth potential 76% of Rooms Comprised of Luxury2 and Upper Upscale 86% of Rooms Affiliated with Marriott, Hilton, Kimpton, Hyatt, and Starwood 6.1% Dividend Yield 5 49% Dividend Payout Ratio 3.5x Net Debt / EBITDA4 $400mm Undrawn Credit Facility 27 Unencumbered Properties Hotel Monaco Chicago Lorien Hotel & Spa 50 Hotels, 12,548 Rooms 32 Markets in 21 states and D.C. $144.92 RevPAR, $190.03 ADR, 76.3% Occupancy 3

240 100 50 92 104 112 147 175 198 198 210 217 216 211 181 188 190 19 4 Seasoned Management Team Marcel Verbaas President & CEO  Xenia CEO since 2007  Most recently CIO of CNL Hotels & Resorts  Previously with CNL Retirement Corporation, Stormont Trice Development Corp., GE Capital and Ocwen Financial Barry A.N. Bloom, Ph.D. EVP & COO  Joined Xenia as COO in July 2013  Most recently Associate Professor at Boston University and Co-Founder of Abacus Lodging Investors  Previously with CNL Hotels & Resorts, Hyatt Hotels Corporation, Tishman Hotel & Realty, VMS Realty Partners, and Pannell Kerr Forster Andrew J. Welch EVP & CFO  Joined Xenia as CFO in June 2014  Most recently EVP & CFO of FelCor Lodging Trust (NYSE: FCH)  Previously with Bank of America and Citibank Philip A. Wade SVP & CIO  Joined Xenia as VP of Investments in 2007  Previously with The Procaccianti Group, CNL Hotels & Resorts and PKF Consulting Joseph T. Johnson SVP & CAO  Joined Xenia as CAO in May 2015  Most recently CFO of CNL Healthcare Properties and CNL Lifestyle Properties  Previously with KPMG LLP audit practice Seasoned executive management team with extensive experience in the lodging space

240 100 50 92 104 112 147 175 198 198 210 217 216 211 181 188 190 19 5 Strong Independent Board Marcel Verbaas President & CEO  Xenia CEO since 2007 Jeffrey H. Donahue Non-Executive Chairman  Audit  Chairman of Welltower (NYSE: HCN) since April 2014; director since 1997  Former President and CEO of Enterprise Community Investment Inc.  Former EVP and CFO of The Rouse Company Dennis D. Oklak  Audit (Chair)  Executive Chairman of Duke Realty Corporation (NYSE: DRE) since 2005; CEO of Duke Realty Corporation from 2004 to 2015  Practiced nine years of public accounting at Deloitte & Touche LLP prior to joining Duke Realty Thomas M. Gartland  Compensation (Chair)  Director of ABM Industries, Inc. (NYSE: ABM) since October 2015  Formerly President, North America for Avis Budget Group (NYSE: CAR) from Oct 2011 to Dec 2014; EVP of Sales, Marketing & Customer Care from Apr 2008 through Oct 2011  Former President of JohnsonDiversey, Inc.’s North American Region Mary E. McCormick  Governance (Chair)  Senior Advisor with Almanac Realty Investors, LLC  Director at EastGroup Properties (NYSE: EGP)  Managed a nearly $6bn real estate investment portfolio for the Ohio Public Employees Retirement System John H. Alschuler, Jr.  Compensation  Governance  Lead independent director at SL Green (NYSE: SLG); director since 1997  Director at The Macerich Company (NYSE: MAC) since May 2015  Chairman of HR&A Advisors Inc., a real estate, economic development and resiliency consulting firm Keith E. Bass  Compensation  President and CEO of WCI Communities (NYSE: WCIC); director since 2012  Served as SVP of The Ryland Group; President of the South U.S. Region from 2008 to 2011 Beverly K. Goulet  Audit  Governance  EVP and Chief Integration Officer of American Airlines Group Inc. (NASDAQ: AAL); Chief Restructuring Officer from 2011 to 2013; VP-Corp. Dev. and Treasurer from 2002 to 2013  Practiced corporate and securities law for 13 years 7 of 8 board members are independent with unique range of experiences across the real estate and travel / leisure industries, including significant public company experience

240 100 50 92 104 112 147 175 198 198 210 217 216 211 181 188 190 19 6 Timeline of Xenia Formation and Portfolio Evolution Source: InvenTrust 10-K (2007-2014) (1) Includes the sale of 52 select service assets to Northstar / Chatham which closed in November 2014 (2) InvenTrust acquired two hotel portfolios in 2007 (not included in acquisition count), which were placed under Xenia’s asset management platform Divested 89 non-core primarily legacy select service hotels for $1.4bn1 (2009-2014) Xenia established its platform in 2007 as Inland American Lodging Group and began implementing a portfolio repositioning strategy in 2009, driving significant improvement in portfolio quality Acquired 55 primarily full service hotels for $3.2bn (2007-2014) 2007:  Marcel Verbaas (CEO) and Philip Wade (CIO) establish IA Lodging 2H 2009:  Process of portfolio repositioning strategy begins Aug. 2014: IA Lodging renamed Xenia Hotels & Resorts Announced spin-off from InvenTrust Nov. 2014:  Closes sale of 52 select service assets to Northstar / Chatham for $1.1bn Acquisitions: Dispositions: 20072 2008 2009 2010 2011 2012 2013 2014 + 2 Hotels - 0 Hotels + 23 Hotels - 0 Hotels + 0 Hotels - 0 Hotels + 5 Hotels - 7 Hotels + 3 Hotels - 7 Hotels + 7 Hotels - 15 Hotels + 14 Hotels - 5 Hotels + 1 Hotel - 55 Hotels Pre-Listing

240 100 50 92 104 112 147 175 198 198 210 217 216 211 181 188 190 19 7 Accomplishments Since February 2015 Listing on NYSE Since listing in February 2015, Xenia has strengthened its balance sheet and improved its portfolio through strategic acquisitions and dispositions February 2015  Completed separation from InvenTrust  Listed on NYSE under ticker “XHR”  Closed $400mm unsecured line of credit March 2015  Completed Modified Dutch Tender Offer and purchased approximately $37mm of common stock  Paid off $26mm Andaz San Diego loan May 2015  Joseph Johnson joined as Chief Accounting Officer June 2015  Paid off $55mm Hilton Garden Inn Washington DC loan July 2015  Acquired the Canary Hotel in Santa Barbara, RiverPlace Hotel in Portland and the Hotel Palomar in Philadelphia for $245mm October 2015 Capital Markets  Closed two new senior unsecured term loans for a total of $300mm  Completed $63mm refinancing of the Residence Inn Cambridge  Paid off 4 loans for a total of $158mm Investment Activities  Grand Bohemian Hotel Mountain Brook opened  Sold the Hyatt Regency Orange County for $137mm and paid off the $62mm loan collateralized by the hotel December 2015  Board approved $100mm share repurchase program  Amended $110mm loan on Westin Galleria & Oaks to lower interest rate by 65 bps 2016 Year To Date Capital Markets  Closed new $60mm mortgage on Hotel Palomar Investment Activities  Completed acquisition of Hotel Commonwealth in Boston  Sold the Hilton UF Gainesville for $36mm August 2015  Announced agreement to acquire the Hotel Commonwealth in Boston, upon completion of expansion project, for $136mm  Grand Bohemian Hotel Charleston opened

240 100 50 92 104 112 147 175 198 198 210 217 216 211 181 188 190 19 8 Portfolio Overview As of 2/23/2016 HI FL NM DE MD TX OK KS NE SD ND MT WY CO UT ID AZ NV WA CA OR KY ME NY PA VT NH RI CT WV IN IL NC TN SC AL MS AR LA MO IA MN WI NJ GA DC VA OH MI MA 50 Hotels, comprising 12,548 rooms with a national footprint in 32 markets, including 21 states and the District of Columbia Westin Houston Galleria & Oaks Marriott San Francisco Airport Hilton Garden Inn Washington DC Aston Waikiki Beach Hotel Fairmont Dallas Hyatt Regency Santa Clara Renaissance Atlanta Waverly Renaissance Austin Residence Inn Boston Cambridge Andaz Savannah

240 100 50 92 104 112 147 175 198 198 210 217 216 211 181 188 190 19 9 (1) Grand Bohemian Hotel Charleston and Grand Bohemian Hotel Mountain Brook were development projects in which the Company is a 75% owner (2) Kimpton Portfolio includes Canary Hotel in Santa Barbara, RiverPlace Hotel in Portland, and Hotel Palomar in Philadelphia (3) Hotel Monaco Portfolio includes hotels in Denver, Chicago, and Salt Lake City (4) Andaz Portfolio includes hotels in Napa and Savannah (5) Westin Galleria Houston and Westin Oaks Houston at the Galleria were purchased in one transaction (6) Bohemian Portfolio includes hotels in Celebration, Orlando, and Savannah (7) Marriott/Renaissance Portfolio includes hotels in Atlanta, Lexington, and Austin Recent Acquisitions In-Line with Investment Strategy Date Property State # Rooms Purchase Price ($mm) Jan 2016 Hotel Commonwealth MA 245 $136.0 Oct 2015 Grand Bohemian Hotel Mountain Brook1 AL 100 45.2 Aug 2015 Grand Bohemian Hotel Charleston1 SC 50 31.9 Jul 2015 Kimpton Portfolio2 CA, OR, PA 411 245.0 Feb 2014 Aston Waikiki Beach Hotel HI 645 183.0 Nov 2013 Hyatt Key West Resort & Spa FL 118 76.0 Nov 2013 Hotel Monaco Portfolio3 CO, IL, UT 605 189.0 Oct 2013 Lorien Hotel & Spa VA 107 45.3 Oct 2013 Loews New Orleans Hotel LA 285 74.5 Sep 2013 Hyatt Regency Santa Clara CA 501 99.0 Sep 2013 Andaz Portfolio4 CA, GA 292 115.0 Aug 2013 Westin Houston Galleria & Oaks5 TX 893 220.0 Apr 2013 Residence Inn Denver City Center CO 228 80.0 Mar 2013 Andaz San Diego CA 159 53.0 Aug 2012 – Feb 2013 Bohemian Portfolio6 FL, GA 437 154.0 Mar 2012 Marriott/Renaissance Portfolio7 GA, KY, TX 1,422 262.5 Mar 2012 Hilton St. Louis Downtown at the Arch MO 195 22.6 Mar 2012 Marriott San Francisco Airport CA 685 108.0 28 Assets Acquired Since 2012 7,386 $2,140 Over $2.1 billion of acquisitions since 2012, primarily targeting the Top 25 Markets and key leisure destinations in the U.S. Hotel Commonwealth Hyatt Key West Resort & Spa Canary Hotel

240 100 50 92 104 112 147 175 198 198 210 217 216 211 181 188 190 19 10 Chain Scale1 Geography2 Brand Family3 Property Managers 24% 15% 8% 5% 5% 4% 4% 4% 4% 4% 23% Marriott 32% Sage 11% Portfolio Diversification Note: As of 2/23/2016. Categories by number of total rooms. Totals may not equal 100% due to rounding (1) As defined by STR; Hotel Commonwealth included in Luxury (classified as Independent by STR) (2) Other includes PA, KY, WV, MO, LA, AZ, UT, AL, IA, VA, OR, SC (3) Excludes Hotel Commonwealth Luxury 12.0% Upper Upscale 64.0% Upscale 22.0% High quality, predominantly luxury and upper upscale, geographically diversified portfolio affiliated with leading brands and a diversified group of property managers 49% 14% 9% 9% 7% 5% Kessler 5% Kimpton 9% Starwood 7% Hyatt 9% Hilton 6% Aston 5% Urgo 5% 2% 4% Other 11% Other includes: Fairmont: 4% Davidson: 3% Loews: 2% Concord: 2% Upper Midscale 2% Texas Breakdown: Houston: 11.1% Dallas: 7.7% Austin: 3.9% Ft. Worth: 1.6% TX CA GA HI CO MD DC IL FL MA Other

240 100 50 92 104 112 147 175 198 198 210 217 216 211 181 188 190 19 11 As of 12/31/2015; includes Hilton University of Florida Gainesville (sold 2/11/2016); excludes Hotel Commonwealth, Grand Bohemian Hotel Charleston, and Grand Bohemian Hotel Mountain Brook Note: For only those hotels operated by Marriott, our historical annual operating results represented here from 2011 to 2013 include a 52-53 week fiscal calendar used by Marriott at that time. USALI 11 adjustments for 2014 when available and as reported by hotel operator (1) Includes non-ownership periods for hotels acquired during the time period (2) Occupancy and Average Daily Rate calculated using sold rooms Strong Same-Property1 Growth 76.3% 76.4% 75.7% 74.6% 73.2% 20152014201320122011 $ 181.14 $ 172.63 $ 162.18 $ 153.82 20152014201320122011 $ 144.92 $ 138.46 $ 130.73 $ 121.06 $ 112.64 20152014201320122011 $190.03 RevPAR Occupancy2 Average Daily Rate2

240 100 50 92 104 112 147 175 198 198 210 217 216 211 181 188 190 19 12 Source: STR; PKF HR|CBRE Hotels December 2015 to February 2016 Edition Long-term supply average: 1.6% Long-term demand average: 1.9% Recession: Mar 2001-Nov 2001 (September 11) Recession: Dec 2007-Jun 2009 (Global Financial Crisis) -8.0% -6.0% -4.0% -2.0% 0.0% 2.0% 4.0% 6.0% 8.0% 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016F 2017F 2018F Room Supply Room Demand Long Term Supply Average Long Term Demand Average U.S Supply and Demand Trends

240 100 50 92 104 112 147 175 198 198 210 217 216 211 181 188 190 19 13 Asset Management Platform with Uniquely Integrated Capabilities 1 3 4 5 6 Integrated Platform  Revenue enhancement  Cost containment  Frequent interaction with management companies  Integrated with asset management team to identify and execute new opportunities at attractive costs  Development expertise  Constantly review opportunities to accretively invest and recycle capital  Maintain quality, increase long-term value, generate attractive returns  Existing platform provides capacity to grow portfolio  Same in-place asset and project management team that previously oversaw over 100 hotels Integrated platform with multiple strategies for driving growth within existing portfolio and strong track record of reinvestment (over $243mm invested in the current portfolio since 2008)

240 100 50 92 104 112 147 175 198 198 210 217 216 211 181 188 190 19 14 Driving Improvements – The Process Thorough review of all properties’ cost structures and revenue opportunities during due diligence and immediately following purchase. • At the Andaz San Diego, Xenia determined a need for revamping F&B offerings and other operations. Overall profitability in both dollars and margin improved significantly as a result of restructuring of several outlets. • As with all acquisitions Xenia evaluated opportunities for enhanced/accelerated ADR growth at Hyatt Key West and Hyatt Regency Santa Clara. Both hotels were found to have significant upside for ADR growth, which was rapidly achieved. Post Acquisition Review Determine opportunities for maximum ROI enhancements. • CapEx improvements at the Hyatt Regency Santa Clara were designed to coincide with strong market demand and RevPAR opportunities. • Guest room and public space improvements at the Renaissance Waverly Atlanta were key in the hotel being selected for multi-year large corporate bookings. Strategic CapEx Reinvestment The Property Optimization Process (“POP”) involves “deep-dives” into hotel revenues, expenses and key operating metrics. • Since its inception in 2014, the POP process has identified $0.9 million in annual incremental revenue and $2 million in net expense savings recommendations for the hotels reviewed. • The corporate/hotel level implementation rate for POP recommendations exceeds 75%. In cases where recommendations are not accepted, information often becomes the basis for future discussions. Property Optimization Process A rigorous asset management process is continuously in place at each Xenia hotel. This includes daily, weekly, and monthly points of interface for each hotel. • Xenia asset managers perform advanced weekly and monthly monitoring of revenue management, social media performance, utility consumption, departmental productivity and other key factors. • The Xenia analytics platform continues to be further refined. The data collection process has become more granular and will provide additional support going forward. Ongoing Asset Management

240 100 50 92 104 112 147 175 198 198 210 217 216 211 181 188 190 19 15 Driving Improvements – The Results (1) Excludes hotels subsequently sold and the Andaz Napa, due to earthquake disruption in the first year after acquisition $ million s 34.2% 35.6% 37.2% 38.6% 32.0% 33.0% 34.0% 35.0% 36.0% 37.0% 38.0% 39.0% $0 $100 $200 $300 $400 $500 $600 $700 Calendar Year Prior to Acquisition Acquisition Year Acquisition Year +1 Acquisition Year +2 2010 - 2013 Acquisitions1 Revenue GOP GOP Margin

240 100 50 92 104 112 147 175 198 198 210 217 216 211 181 188 190 19 16 Driving Improvements – Property Optimization Process • The Property Optimization Process (POP) includes an intensive five to seven day site-visit by Xenia team members, followed by a period of analysis and additional research. Based upon this work, a comprehensive set of recommendations are provided to the property and corporate management teams for review and implementation. • Overall buy-in rate on Xenia recommendations by operating partners is roughly 75%. • 2014 hotels included in the POP were the Hyatt Regency Orange County 1, the Hyatt Regency Santa Clara, and the Renaissance Atlanta Waverly Hotel. • For 2014, the Xenia POP Team recommended $0.7 million in annual revenue enhancements and over $1.0 million in net annual expense reductions. • Revenue opportunities generally occur through mispricing of ancillary products or services. Expense savings are generally driven by scheduling-to- demand. • In 2015, the Fairmont Dallas, Marriott Woodlands Waterway, Renaissance Atlanta Waverly Hotel, and Hotel Monaco Denver have gone through the process, and over $0.2 million in annual revenue enhancements and $1.0 million in annual net expense reductions were recommended. • Preliminary POP Reviews scheduled for 2016 include the hotels acquired by Xenia in 2015. Renaissance Atlanta Waverly Hotel Fairmont Dallas Marriott Woodlands Waterway (1) Sold October 2015

240 100 50 92 104 112 147 175 198 198 210 217 216 211 181 188 190 19 17 2015 Results & Subsequent Events Same-Property RevPAR  Same-Property RevPAR increased 4.7% from 2014 to $144.92, driven by a 4.9% ADR increase as occupancy decreased slightly  Excluding Houston, the portfolio RevPAR increased 6.1% Same-Property Hotel EBITDA margin  Same-Property Hotel EBITDA margin was 32.3%  107 basis point increase from the same period in 2014 Adjusted EBITDA  Adjusted EBITDA was $292.5 million Adjusted FFO  Adjusted FFO was $242.2 million  Adjusted FFO available to common stockholders per diluted share was $2.15 Subsequent Events: Financing Activity  On January 13, 2016, the Company completed a new $60 million, 7-year loan on the Hotel Palomar Philadelphia. Concurrent with the closing of the loan, the Company swapped LIBOR for the duration of the loan, which now has an effective interest rate of 4.14%  On January 15, 2016, the Company drew the complete balance on its $125 million 7-year unsecured term loan to fund the acquisition of the Hotel Commonwealth in Boston. Prior to funding, the Company executed swaps to fix LIBOR over the life of the Loan at 1.83%. The current effective rate of the term loan is 3.63% based on the Company’s leverage Subsequent Events: Portfolio Changes  On January 15, 2016, the Company completed its previously announced acquisition of the Hotel Commonwealth in Boston for $136 million  On February 11, 2016, the Company completed the sale of the Hilton University of Florida Conference Center Gainesville for $36 million

240 100 50 92 104 112 147 175 198 198 210 217 216 211 181 188 190 19 18 Recent Capital Markets Activity Successfully completed over $900 million in financings since listing, lowering the weighted average interest rate by nearly 50 bps to 3.49% and extending the average maturity of its loans by nearly two years Note: Data as of 2/23/2016; assumes all extension options exercised (1) LIBOR plus 150 to 245 basis points based on Company’s leverage ratio (2) LIBOR plus 145 to 225 basis points based on Company’s leverage ratio; LIBOR has been swapped over the period of the loan at 1 .29% (3) LIBOR plus 170 to 245 basis points based on Company’s leverage ratio; LIBOR has been swapped over the period of the loan at 1 .83% New Loans and Refinancings Unsecured Secured Loan Payoffs • $400mm Unsecured Line of Credit • Fully Extended Maturity: February 2020 • Interest Rate1: 1.85% • $175mm 5+ year Unsecured Term Loan • Fully Extended Maturity: February 2021 • Interest Rate2: 2.79% • $125mm 7 year Unsecured Term Loan • Fully Extended Maturity: October 2022 • Interest Rate3: 3.63% • $63mm Residence Inn Cambridge Refinance • 10 year fixed rate loan at 4.48% with existing lender • Excess proceeds of $32mm • Lowered interest rate by 1.02% • $110mm Westin Galleria & Oaks Modification • Lowered interest rate spread from 315 bps to 250 bps • $60mm Hotel Palomar Financing • 7 year floating rate loan at LIBOR plus 260 bps • LIBOR swapped for life of the loan at 1.54% for effective fixed rate of 4.14% • Andaz San Diego ($26mm, 3.7%) • Hilton Garden Inn Washington DC ($55mm, 5.5%) • Marriott San Francisco Airport Waterfront ($53mm, 5.4%) • Hilton Garden Inn Evanston ($19mm, 5.9%) • Hampton Inn & Suites Denver Downtown ($13mm, 5.3%) • Marriott Woodlands Waterway Hotel & Convention Center ($73mm, 4.5%)

240 100 50 92 104 112 147 175 198 198 210 217 216 211 181 188 190 19 19 Staggered Debt Maturity Profile Note: Data as of 2/23/2016; assumes all extension options exercised (1) As of 12/31/2015 as defined in the line of credit agreement (2) Includes three floating rate loans for which LIBOR has been fixed over the life of the loans (3) Unsecured Line of Credit of $400 million shown at fully extended maturity. Full capacity available as of 2/23/2016 Strong balance sheet with manageable near-term debt maturities Fixed 2 Floating WA Fixed Rate Maturing Debt 5.57% 4.46% NA NA 3.85% 2.79% 3.63% 3.82% WA Floating Rate Maturing Debt NA 2.74% 2.70% 2.29% 2.52% 2.86% NA NA # Loans Maturing 3 3 2 1 10 3 1 2 Line of Credit Capacity 3 Debt $1,289 mm Fixed / Floating 55%/ 45% Wtd. Avg. Interest Rate 3.49% Net Debt to EBITDA1 3.5x # of Unencumbered Properties 27 $34 $73 $56 $284 $136 $229 $36 $17 $175 $125 $123 $400 $0 $100 $200 $300 $400 $500 $600 $700 $800 2016 2017 2018 2019 2020 2021 2022 Thereafter

240 100 50 92 104 112 147 175 198 198 210 217 216 211 181 188 190 19 20 2016 Guidance1 Low High Same Property RevPAR Growth 2.0% 4.0% Adjusted EBITDA $303 million $317 million Adjusted FFO $247 million $261 million Adjusted FFO per Diluted Share $2.25 $2.38 Capital Expenditures $62 million $72 million (1) As of 2/23/2016, not being updated or reconfirmed Additional Details: • Same-Property RevPAR Growth excludes Grand Bohemian Charleston, Grand Bohemian Mountain Brook and Hotel Commonwealth • Adjusted EBITDA includes no additional acquisitions or dispositions and cash G&A expense of $21.5-$23.5 million • Adjusted FFO includes cash interest expense of $46-$47 million (assumes refinancing of 2016 maturities, no new loans, no additional loan payoffs, and the forward LIBOR curve as of January 2016) and estimated taxes of $9-10 million • Adjusted FFO/Share assumes no additional share repurchases

240 100 50 92 104 112 147 175 198 198 210 217 216 211 181 188 190 19 21 Houston Update • While low oil prices and supply increases continue to add pressure to the Houston lodging market, Xenia has a geographically diversified hotel portfolio with Houston accounting for only 11% of Company total rooms and projected 2016 Hotel EBITDA. • Despite market challenges, the Company’s hotels are located in the two best submarkets in Houston. Galleria: • The Westin Galleria & Oaks are the best-located hotels in the submarket and are physically attached to The Galleria, the fourth largest shopping center in the nation, with more than 30 million visitors each year. The Galleria is undergoing a $250 million renovation and expansion, representing a significant investment for Simon Property Group. • Xenia has chosen to accelerate a guest room and bathroom renovation in the Galleria tower to begin in late 2016 in order to take advantage of limited disruption during a time of below-average demand and position the hotel to outperform the market as demand normalizes. • The Homewood Suites continues to be well-positioned to capitalize on extended-stay demand as the market recovers. Woodlands: • The new Exxon campus, employing approximately 10,000 people has and will continue to invigorate the North Houston market. While there is new hotel supply entering the Woodlands market, the Company expects it to benefit the Marriott’s group business and maximize the use of the 125,000 square foot convention center as group sizes were previously capped by the limited number of guest rooms at the Marriott. • The Company has implemented numerous cost containment strategies in its Houston hotels which helped maintain bottom line hotel performance. • Looking to 2016, Xenia will continue to focus on its Houston portfolio, where it projects a RevPAR decline between 9% and 13%. 2015 2014 Difference Total Revenues $122.9 million $130.3 million (5.7%) Hotel EBITDA $40.7 million $43.3 million (6.0%) EBITDA Margin 33.1% 33.2% (9 bps)

240 100 50 92 104 112 147 175 198 198 210 217 216 211 181 188 190 19 22 Airbnb Impact Muted in Xenia Markets Airbnb Risk Rank Market1 Market Supply Airbnb Risk Index2 Xenia Market 1 New York 19.5% 81.4 2 San Francisco3 12.5% 50.4 3 Miami 10.1% 48.4 4 Oakland 12.0% 48.0 5 Oahu 6.8% 46.1 6 Los Angeles 13.3% 44.8 7 Seattle 9.5% 44.5 Geographic diversification and focus on Top 25 lodging markets and key leisure destinations, providing insulation from greater Airbnb supply impact in large gateway markets Is does not appear that alternative accommodations are having a material impact on the US hotel industry yet. – Thomas Allen 9/22/2015 don't believe alternative accommodations and traditional supply growth are as big a threat to the industry as is priced in (and recommend SHO and XHR as Lodging REITs to play this supply overreaction) – TA January 2016 We believe the negative impact of home-sharing services like AirBNB on the hotel business is on the margin, rather than sector altering as is perceived by the market. – Ryan Meliker We expect regulation and revenue reporting to eliminate illegal units from home-sharing inventory and make it less desirable for individual hosts. – Meliker despite the growth of alternative listings, the number of compression nights has continued to grow [in the top 25 US lodging markets] – Thomas allen Airbnb (for now) is primarily focused on non-hotel, leisure, longer-duration stays, rather than corporate single-night stays. – Thomas allen November 2015  Source: PKF Hospitality Research, a CBRE Company (1) As defined by STR (2) Weighted average index based on market Airbnb supply, ADR premium/discount and growth year over year (3) Airport submarket represents less than 3% of Airbnb supply, therefore Xenia hotel not deemed to be at elevated risk

240 100 50 92 104 112 147 175 198 198 210 217 216 211 181 188 190 19 23 Peer Valuation Summary Sources: SNL Financial and Company financials Note: Based on share prices as of 2/19/2016 (1) SNL consensus estimates (2) Assumes midpoint of 2016 guidance provided on 2/23/2016 2 2 2 12.5x 12.4x 11.9x 11.8x 11.2x 10.9x 10.8x 10.1x 9.6x 9.2x CHSP APLE PEB HT SHO LHO FCH RLJ DRH XHR Peer Median: 11.2 x $33.1 $31.2 $29.0 $25.9 $24.7 $24.1 $22.7 $20.7 $18.6 $15.6 LHO PEB CHSP DRH XHR SHO HT FCH RLJ APLE Peer Median: $24.1 2016E Adj. EBITDA1 / Key ($ in thousands) 2016E Adj. EBITDA1 Multiple

240 100 50 92 104 112 147 175 198 198 210 217 216 211 181 188 190 19 24 Key Takeaways National platform of high quality assets primarily located in Top 25 markets and key leisure destinations consisting of premium full-service, lifestyle and urban upscale hotels Experienced management team aligned with stockholders’ interests and a track record of successfully executing on investment strategy, along with a strong, independent Board of Directors Successful implementation of asset management capabilities to increase revenues, reduce expenses and improve margins Geographically diversified portfolio relatively insulated from currency fluctuation risks and impact of alternative rental accommodations Strong balance sheet and continued focus on prudent capital allocation to further enhance shareholder value

240 100 50 92 104 112 147 175 198 198 210 217 216 211 181 188 190 19 25 Appendix A: 2015 Full Year Hotel Operating Performance by Hotel

240 100 50 92 104 112 147 175 198 198 210 217 216 211 181 188 190 19 26 Same-Property1 Operating Performance Year Ended December 31, 2015 Year Ended December 31, 2014 Property EBITDA ($M) EBITDA/ Key RevPAR EBITDA ($M) EBITDA / Key RevPAR Andaz Napa $5,431 $38,518 $223.09 $2,261 $16,035 $137.99 Andaz San Diego2 4,225 26,572 186.29 3,336 20,981 168.20 Andaz Savannah 4,284 28,371 171.12 3,961 26,232 162.27 Aston Waikiki Beach Hotel2 17,884 27,727 149.60 18,022 27,941 147.82 Bohemian Hotel Celebration 2,062 17,930 131.54 1,966 17,096 121.01 Bohemian Hotel Savannah Riverfront 4,609 61,453 252.40 4,366 58,213 243.53 Canary Hotel 5,421 55,887 301.02 4,572 47,134 284.43 Courtyard Birmingham Downtown at UAB 2,658 21,787 117.53 2,345 19,221 109.22 Courtyard Fort Worth Downtown/Blackstone 3,514 17,310 104.54 3,385 16,675 104.71 Courtyard Kansas City Country Club Plaza 2,502 20,341 115.32 2,437 19,813 112.39 Courtyard Pittsburgh Downtown 4,151 22,808 124.20 4,413 24,247 124.67 DoubleTree by Hilton Hotel Washington DC 4,143 18,832 146.20 4,121 18,732 139.38 Embassy Suites Baltimore North/Hunt Valley 2,382 10,682 91.76 2,399 10,758 90.19 Fairmont Dallas 11,454 21,017 121.08 9,166 16,818 112.09 Grand Bohemian Hotel Orlando 8,461 34,255 173.46 7,157 28,976 158.37 Hampton Inn & Suites Baltimore Inner Harbor 1,690 14,569 116.14 1,871 16,129 121.49 Hampton Inn & Suites Denver Downtown 3,949 26,682 141.74 3,611 24,399 134.17 Hilton Garden Inn Chicago North Shore/Evanston 3,177 17,848 120.24 2,861 16,073 113.53 Hilton Garden Inn Washington DC Downtown 9,637 32,123 202.57 9,052 30,173 200.51 Hilton Phoenix Suites 3,534 15,637 106.81 2,838 12,558 96.61 Hilton St. Louis Downtown at the Arch 2,329 11,944 102.38 2,207 11,318 97.85 Hilton University of Florida Conference Center Gainesville 4,008 16,161 114.86 3,563 14,367 105.65 Homewood Suites by Hilton Houston Near the Galleria 3,311 20,438 131.25 4,159 25,673 146.65 Hotel Monaco Chicago 3,655 19,136 175.39 4,241 22,204 167.60 Hotel Monaco Denver 6,959 36,820 176.30 6,960 36,825 178.40 Hotel Monaco Salt Lake City 5,254 23,351 130.33 4,728 21,013 120.64 Hotel Palomar Philadelphia 8,340 36,261 192.61 6,592 28,661 176.15 Hyatt Key West Resort & Spa 9,065 76,822 364.32 8,028 68,034 339.47 Hyatt Regency Santa Clara 16,626 33,120 186.82 12,903 25,754 168.11 Loews New Orleans Hotel 5,634 19,768 153.39 5,759 20,207 151.20 Lorien Hotel & Spa 2,892 27,028 161.78 2,883 26,944 157.11 Marriott Atlanta Century Center/Emory Area2 2,917 10,164 89.71 2,841 9,899 84.75 Marriott Charleston Town Center 3,115 8,849 86.07 3,184 9,045 86.09 Marriott Chicago at Medical District/UIC 2,141 18,947 160.49 2,085 18,451 153.03

240 100 50 92 104 112 147 175 198 198 210 217 216 211 181 188 190 19 27 Same-Property1 Operating Performance (cont’d) (1) EBITDA excludes the amortization of above / below market ground lease intangibles. As such, year ended 12/31/2014 Hotel EBITDA will differ from figures previously provided (2) “Same-Property” results include the results for all hotels owned as of December 31, 2015, except for the Grand Bohemian Hotel Charleston and the Grand Bohemian Hotel Mountain Brook, which commenced operations in the second half of 2015, include periods prior to the Company’s ownership of the Aston Waikiki Beach Hotel, Canary Hotel, RiverPlace Hotel and Hotel Palomar Philadelphia, and exclude the results of operations of the Crowne Plaza Charleston Airport - Convention Center, DoubleTree Suites Atlanta Galleria, and Holiday Inn Secaucus Meadowlands, all of which were sold in 2014, and the Hyatt Regency Orange County which was sold in October 2015. “Same-property” results also exclude the NOI guaranty payment at the Andaz San Diego of $0.3 million and $1.4 million for year ended 2015 and 2014, respectively. Results include renovation and remediation disruption for multiple capital projects during the periods presented and for the impact of the Napa earthquake that occurred in August 2014 Year Ended December 31, 2015 Year Ended December 31, 2014 Property EBITDA ($M) EBITDA/ Key RevPAR EBITDA ($M) EBITDA / Key RevPAR Marriott Dallas City Center 8,418 20,236 122.56 7,793 18,733 113.19 Marriott Griffin Gate Resort & Spa 6,467 15,812 100.24 6,524 15,951 92.46 Marriott Napa Valley Hotel & Spa 9,187 33,407 174.51 6,806 24,749 152.58 Marriott San Francisco Airport Waterfront 16,806 24,427 167.10 16,484 24,064 161.64 Marriott West Des Moines 2,789 12,735 91.24 2,550 11,644 91.04 Marriott Woodlands Waterway Hotel & Convention Center2 18,411 53,676 177.21 18,208 53,085 171.60 Renaissance Atlanta Waverly Hotel & Convention Center 12,528 24,000 107.54 10,481 20,079 98.89 Renaissance Austin Hotel 11,541 23,457 120.70 10,925 22,205 118.33 Residence Inn Baltimore Downtown/Inner Harbor2 3,857 20,516 121.17 4,263 22,676 125.26 Residence Inn Boston Cambridge 8,223 37,208 203.08 7,320 33,122 186.63 Residence Inn Denver City Center 7,645 33,531 146.03 7,596 33,316 138.97 RiverPlace Hotel 4,060 48,333 257.96 3,473 41,345 238.64 Westin Galleria Houston & Westin Oaks Houston at The Galleria 18,990 21,265 133.86 21,024 23,543 146.47 Total $310,336 $25,031 $144.92 $287,720 $23,214 $138.461

240 100 50 92 104 112 147 175 198 198 210 217 216 211 181 188 190 19 28 Appendix B: Asset Management Case Studies

240 100 50 92 104 112 147 175 198 198 210 217 216 211 181 188 190 19 29 Driving Improvements – Hotel Case Examples Hyatt Key West Resort & Spa • Hyatt Key West Resort & Spa was acquired in mid- November 2013 for $76 million, or $644,100 per key. • Immediately upon acquisition, Xenia implemented a more aggressive rate strategy combined with an expense maintenance plan. Since acquisition, the focus has been on ADR growth and ancillary revenues, including resort fee value/growth. • Revenue between 2012 and 2015 increased $5.2 million, or 33.7%. GOP for this same period increased $4.1 million, or 66.3%. • For 2015, the hotel achieved an EBITDA margin of 42.9%. This was approximately 800 basis points greater than the EBITDA margin achieved for the 12 months before acquisition. • Significant improvements are underway at the hotel in order to improve revenues and efficiencies in the F&B outlets. Significant guest room renovations and upgrades are either underway or planned for the near future.

240 100 50 92 104 112 147 175 198 198 210 217 216 211 181 188 190 19 30 Driving Improvements – Hotel Case Examples Hyatt Regency Santa Clara • Hyatt Regency Santa Clara was acquired in mid- September 2013 for $99 million, or $197,000 per key. • Upon acquisition, Xenia immediately implemented a more aggressive rate strategy combined with an expense control plan. Since acquisition, the focus has been on ADR growth with an optimal business mix. • Revenue between 2012 and 2015 increased $14.1 million, or 35.8%. GOP for this same period increased $10.9 million, or 87.4%. • For 2015, the hotel achieved an EBITDA margin of 31.1%. This was over 1,000 basis points greater than the EBITDA margin achieved for the 12 months before acquisition. • The hotel’s public areas had been refreshed just prior to acquisition. A $7.5 million guest room renovation was undertaken in late 2014 and early 2015, which will continue to drive ADR growth. • In close proximity to the hotel, Levi’s Stadium, home to the San Francisco 49ers, opened in the summer of 2014. The stadium hosted Super Bowl 50 in February 2016 and will continue to be a significant incremental demand generator.

240 100 50 92 104 112 147 175 198 198 210 217 216 211 181 188 190 19 31 Driving Improvements – Hotel Case Examples Andaz San Diego • Andaz San Diego was acquired in early 2013 for $53 million, or $333,300 per key. • Close analysis of the hotel’s operating structure and expense levels indicated significant opportunity for efficiencies. Several of the hotel’s food and beverage venues have been reorganized, with the major restaurant tenant also departing in 2014. • As a result of these changes, including the closing of the nightclub, revenue between 2012 and 2015 decreased $751,760, or 3.9%. However, GOP for this same period increased $2.8 million, or 79.2%. • For 2015, the hotel achieved an EBITDA margin of 24.4%. This was over 1,400 basis points greater than the EBITDA margin achieved for the 12 months before acquisition. • A new restaurant tenant, STK Rebel, has been signed and will benefit the hotel beginning in the later part of 2016. Additionally, incremental expense efficiencies, including centralized accounting and revenue management have been put in place post- 2014 that will allow for continued margin growth.

240 100 50 92 104 112 147 175 198 198 210 217 216 211 181 188 190 19 32 Driving Improvements – Hotel Case Examples Prior Acquisitions Based on trailing twelve months prior to acquisition to year end 2015. For hotels operated by Marriott, historical annual operating results represented here, 2013 and prior, include a 52-53 week fiscal calendar used by Marriott at that time Marriott Dallas City Center Acquired 2010 • Purchased from a publicly traded lodging REIT. • Converted from Westin to Marriott. $15.4 million renovation converting the top floor to concierge and fitness center, as well as office space into 9 additional guest rooms. • RevPAR increase of 59.1% from purchase. • EBITDA increase of 116.6% from purchase. Marriott San Francisco Airport Waterfront Acquired 2012 • Purchased from a publicly traded lodging REIT. • With strategic relationship with Marriott, launched the first “M Club Lounge” in the Marriott system. • RevPAR increase of 45.1% from purchase. • EBITDA increase of 76.1% from purchase. • Additional strategic improvements are underway in this hotel, including the recently completed $18.4 million comprehensive guest room and bathroom renovation. Renaissance Atlanta Waverly Hotel & Convention Center Acquired 2012 • Purchased from a publicly traded lodging REIT. • Completed a $13.1 million renovation in 2013 on a capital starved asset, including guest rooms, lobby, and meeting space. • Strategic renovation allowed the booking of large multi-year corporate groups that otherwise would not have considered the hotel. • RevPAR increase of 24.9% from purchase. • EBITDA increased 61.1% from acquisition.

240 100 50 92 104 112 147 175 198 198 210 217 216 211 181 188 190 19 33 Non-GAAP Financial Measures We consider the following non-GAAP financial measures useful to investors as key supplemental measures of our operating performance: Gross Operating Profit (GOP), GOP margin, EBITDA, Adjusted EBITDA, FFO and Adjusted FFO. These non-GAAP financial measures should be considered along with, but not as alternatives to, net income or loss, operating profit, cash from operations, or any other operating performance measure as prescribed per GAAP. Gross Operating Profit (GOP) and GOP Margin We calculate hotel GOP in accordance with the Uniform System Accounts for the Lodging Industry (USALI) Eleventh Revised Edition, which defines GOP as net income or loss (calculated in accordance with GAAP) after adding back base and incentive management fees, non-operating income and expenses, replacement reserve and excluding franchise fees. We believe GOP provides another financial measure in evaluating and facilitating comparison of operating performance between periods of our underlying hotel property entities. EBITDA and Adjusted EBITDA EBITDA is a commonly used measure of performance in many industries and is defined as net income or loss (calculated in accordance with GAAP) excluding interest expense, provision for income taxes (including income taxes applicable to sale of assets) and depreciation and amortization. The Company considers EBITDA useful to an investor regarding results of operations, in evaluating and facilitating comparisons of operating performance between periods and between REITs by removing the impact of capital structure (primarily interest expense) and asset base (primarily depreciation and amortization) from operating results, even though EBITDA does not represent an amount that accrues directly to common stockholders. In addition, EBITDA is used as one measure in determining the value of hotel acquisitions and dispositions and along with FFO and Adjusted FFO, it is used by management in the annual budget process for compensation programs. The Company further adjusts EBITDA for certain additional items such as hotel property acquisitions and pursuit costs, amortization of share-based compensation, equity investment adjustments, the cumulative effect of changes in accounting principles, impairment of real estate assets, operating results from properties sold and other costs it believes do not represent recurring operations and are not indicative of the performance of its underlying hotel property entities. The Company believes Adjusted EBITDA provides investors with another financial measure in evaluating and facilitating comparison of operating performance between periods and between REITs that report similar measures. Hotel EBITDA and Hotel EBITDA Margin The Company calculates Hotel EBITDA in accordance with USALI, which defines hotel EBITDA as net income or loss (calculated in accordance with GAAP) after adding back replacement reserves. Hotel EBITDA Margin is calculated by dividing Hotel EBITDA by Total Operating Revenues. Hotel EBITDA and Hotel EBITDA Margin The Company calculates Hotel EBITDA in accordance with USALI, which defines hotel EBITDA as net income or loss (calculated in accordance with GAAP) after adding back replacement reserves. Hotel EBITDA Margin is calculated by dividing Hotel EBITDA by Total Operating Revenues. FFO and Adjusted FFO We calculate FFO in accordance with standards established by the National Association of Real Estate Investment Trusts (NAREIT), which defines FFO as net income or loss (calculated in accordance with GAAP), excluding real estate-related depreciation, amortization and impairments, gains (losses) from sales of real estate, the cumulative effect of changes in accounting principles, similar adjustments for unconsolidated partnerships and joint ventures, and items classified by GAAP as extraordinary. Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, most industry investors consider presentations of operating results for real estate companies that use historical cost accounting to be insufficient by themselves. We believe that the presentation of FFO provides useful supplemental information to investors regarding our operating performance by excluding the effect of real estate depreciation and amortization, gains (losses) from sales for real estate, impairments of real estate assets, extraordinary items and the portion of these items related to unconsolidated entities, all of which are based on historical cost accounting and which may be of lesser significance in evaluating current performance. We believe that the presentation of FFO can facilitate comparisons of operating performance between periods and between REITs, even though FFO does not represent an amount that accrues directly to common stockholders. Our calculation of FFO may not be comparable to measures calculated by other companies who do not use the NAREIT definition of FFO or do not calculate FFO per diluted share in accordance with NAREIT guidance. Additionally, FFO may not be helpful when comparing us to non-REITs. We further adjust FFO for certain additional items that are not in NAREIT’s definition of FFO such as hotel property acquisition and pursuit costs, amortization of debt origination costs and share-based compensation, operating results from properties that are sold and other expenses we believe do not represent recurring operations. We believe that Adjusted FFO provides investors with useful supplemental information that may facilitate comparisons of ongoing operating performance between periods and between REITs that make similar adjustments to FFO and is beneficial to investors’ complete understanding of our operating performance. FFO, Adjusted FFO, EBITDA and Adjusted EBITDA do not represent cash generated from operating activities under GAAP and should not be considered as alternatives to net income or loss, operating profit, cash flows from operations or any other operating performance measure prescribed by GAAP. Although we present and use FFO, Adjusted FFO, EBITDA and Adjusted EBITDA because we believe they are useful to investors in evaluating and facilitating comparisons of our operating performance between periods and between REITs that report similar measures, the use of these non-GAAP measures has certain limitations as analytical tools. These non-GAAP financial measures are not measures of liquidity, nor are they indicative of funds available to fund our cash needs, including our ability to fund capital expenditures, contractual commitments, working capital, service debt or make cash distributions. These measures do not reflect cash expenditures for long-term assets and other items that we have incurred and will incur. These non-GAAP financial measures may include funds that may not be available for management’s discretionary use due to functional requirements to conserve funds for capital expenditures, property acquisitions, and other commitments and uncertainties. These non-GAAP financial measures as presented may not be comparable to non-GAAP financial measures as calculated by other real estate companies. Therefore, these measures should not be considered in isolation or as an alternative to GAAP measures. For a reconciliation of net income (loss) to EBITDA and Adjusted EBITDA for historical periods presented and our calculation of Hotel EBITDA, please refer to our website www.xeniareit.com Adjusted FFO per diluted share The Company calculates Adjusted FFO per diluted share by dividing the Adjusted FFO for the respective period by the diluted weighted average number of common stock shares for the corresponding period. The Company’s diluted weighted average number of common shares outstanding is calculated by taking the weighted average of the common stock outstanding for the respective period plus the effect of any dilutive securities. Any anti- dilutive securities are excluded from the diluted earnings per-share calculation.